Second Quarter 2025 Earnings Knight - Swift Transportation Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 Q2 2025 Comparative Results 1,847 1,862 2Q24 2Q25 Total Revenue 0.8% 1,642 1,672 2Q24 2Q25 Revenue xFSC 1.9% 63 73 2Q24 2Q25 Operating Income 14.4% 89 104 2Q24 2Q25 Adj. Operating Inc. 1 17.2% Net Income 39 57 2Q24 2Q25 Adj. Net Income 1 45.2% Earnings Per Share $0.24 $0.35 2Q24 2Q25 Adj. EPS 1 In m ill io ns In m ill io ns In m ill io ns Adjustments • $19.6M in Q2 2025 and $18.5M in Q2 2024 of amortization expense from mergers and acquisitions • $10.6M of impairments in Q2 2025 and $5.9M in Q2 2024 • $0.3M estimate exposure for certain legal matters in Q2 2024 • $0.9M severance expense in Q2 2025 and $0.4M in Q2 2024 45.8% Continuing to grow income in a challenging environment 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adj. NI / EPS uses normalized tax rate) 31 ($0.02) 20 34 2Q24 2Q25 68.7% 0.13 0.21 2Q24 2Q25 61.5%

4 $1,073.3M $58.4M 94.6% ~15,400 irregular route and ~5,900 dedicated tractors $337.7M $23.4M 93.1% 176 service centers ~6,600 door count $128.3M $6.7M 94.8% Gross margin 18.9% $84.1M ($3.4M) 104.1% 602 tractors 12,543 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q2 2025 Revenue Diversification Q2 2025 Segment Overview Improving Truckload performance while LTL grows into network OTR 45% / Dedicated 18% LTL 20% Truckload 63% Lo gis tic s 8 % Inte rmo dal 5 % Other 4% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.7B2

5 (Dollars in millions) Revenue xFSC $1,073.3 $1,102.8 (2.7%) Operating income $45.4 $23.5 93.4 % Adjusted Operating Income 1 $58.4 $31.2 87.5 % Operating ratio 96.3% 98.1% (180 bps) Adjusted Operating Ratio 1 94.6% 97.2% (260 bps) Truckload Financial Metrics • Adjusted Operating Ratio improved 260 bps year-over-year, reflecting 300 bps improvement for U.S. Xpress and 250 bps improvement in legacy trucking • Cost per mile improved year-over-year for the fourth quarter in a row • Miles per tractor improved 4.0% year-over-year as we continue to improve asset utilization and adjust our underutilized assets • U.S. Xpress delivered sequential operating income growth in Q2, following its first quarterly post-acquisition profit achieved in Q1 Average revenue per tractor $50,364 $48,309 4.3 % Average tractors 21,311 22,828 (6.6%) Average trailers 90,085 92,581 (2.7%) Miles per tractor 21,335 20,518 4.0 % Operating Performance - Truckload Improved margins through cost discipline and productivity gains Q2 2025 Q2 2024 Change Truckload Operating Statistics Q2 2025 Q2 2024 Change 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

KNIGHT-SWIFT

Positioning Truckload Cost Structure To Outperform

Managing short-term market conditions while preserving scale for future freight demand

Consolidated Truckload Cost Per Mile - YoY Reduction


4.0%
2.0%
—%
-2.0%
-4.0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2023
2024
2025

June 2025 TTM vs June 2024 TTM CPM reduced 1.5% (3 cents/mile)

Fixed Cost reductions primarily in:

- Equipment
- G&A
- Facility cost

- Cost reduced in-line with miles, holding fixed cost per mile flat YoY
- Will be leverage for margin expansion with volume growth

Variable CPM down 3 cents driven by cost reduction initiatives in:

- Insurance
- Maintenance
- Fuel
- Other variable operating expenses

Go-forward Cost Areas of Focus

- Technology-enabled productivity initiatives to reduce overhead cost-to-serve
- Additional equipment rationalization and utilization initiatives
- Footprint and facility consolidations
- Facility maintenance cost take out
- Vendor renegotiation and re-bids
- Fuel and maintenance cost initiatives
- Driver hiring and IT cost
- Discretionary cost reductions

6

KNIGHT-SWIFT

Operating Performance - Less-Than-Truckload

Balancing strategic network growth with focus on cost control and margin enhancement

LTL Financial Metrics	Q2 2025	Q2 2024	Change
(Dollars in millions)			
Revenue xFSC	$337.7	$263.1	28.4 %
Operating income	$18.3	$33.0	(44.5 %)
Adjusted Operating Income [1]	$23.4	$37.0	(36.8 %)
Operating ratio	95.3%	89.2%	610 bps
Adjusted Operating Ratio [1]	93.1%	85.9%	720 bps

LTL Operating Statistics	Q2 2025	Q2 2024	Change
LTL shipments per day	24,918	20,482	21.7 %
LTL weight per shipment	982	1,008	(2.6 %)
LTL revenue xFSC per hundredweight	$18.93	$17.22	9.9 %
LTL revenue xFSC per shipment	$185.87	$173.50	7.1 %

- Revenue xFSC increased 28.4% year-over-year driven by 21.7% shipment growth and 9.9% year-over-year increase in LTL Revenue xFSC per hundredweight
- Improving OR highlights early traction in margin recovery efforts as we drive labor efficiencies and density across the expanded network
- Added 3 locations and more than 250 doors in Q2, continued expansion expected in 2025 at a slower pace than 2024



ACT, MME, and DHE Locations

Locations Added in Q2 2025

Three Brands

One Network
One Operating System

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

7

8 • 94.8% Adjusted Operating Ratio1 during the quarter, 70 bps improvement year-over-year • Revenue per load up 10.6% year-over-year with load count down 11.7% • Disciplined pricing strategy drove 100 bps improvement year- over-year in gross margin • Focused on profitable growth through selective carrier partnerships • Power-only capabilities continue to enhance asset utilization and diversify the freight mix Operating Performance - Logistics Growing income in soft market through price discipline and resilient model (Dollars in millions) Revenue ex intersegment $128.3 $131.7 (2.6%) Operating income $5.5 $4.8 16.6 % Adjusted Operating Income 1 $6.7 $5.9 13.3 % Operating ratio 95.7% 96.4% (70 bps) Adjusted Operating Ratio 1 94.8% 95.5% (70 bps) Logistics Financial Metrics Revenue per load $2,025 $1,831 10.6 % Gross margin 18.9% 17.9% 100 bps Logistics Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Q2 2025 Q2 2024 Change Q2 2025 Q2 2024 Change

9 • Operating ratio increased 230 bps year-over-year • Load count down 12.4% year-over-year as West coast import volumes declined • Improving cost structure by converting to private chassis in five key markets • Focused on creating a balanced network, reducing empty moves, and growing our load count with disciplined pricing Operating Performance - Intermodal Q2 volumes pressured results; structural actions underway to support margin recovery (Dollars in millions) Revenue ex intersegment $84.1 $97.5 (13.8%) Operating (loss) ($3.4) ($1.7) (99.7%) Operating ratio 104.1% 101.8% 230 bps Intermodal Financial Metrics Average revenue per load $2,572 $2,615 (1.6%) Load count 32,682 37,290 (12.4%) Average tractors 602 613 (1.8%) Average containers 12,543 12,580 (0.3%) Intermodal Operating Statistics Q2 2025 Q2 2024 Change Q2 2025 Q2 2024 Change

10 • Revenue increased 9.0% year-over-year • Operating income rose 73.6% YoY, driven primarily by strong performance in warehousing and equipment leasing • Results include a $2.8M charge related to residual risk from the exited third-party insurance business (impacting Adjusted EPS by $0.01) • All Other Segments includes $11.7M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Income growth led by equipment leasing and warehousing operations (Dollars in millions) Revenue $74.4 $68.3 9.0 % Operating income $6.7 $3.9 73.6 % All Other Financial Metrics Q2 2025 Q2 2024 Change

11 EPS Guidance Expect Adjusted EPS to be in the range of $0.36 - $0.42 in Q3 Truckload •Revenue xFSC up low single-digit % sequentially in Q3 with operating margins slightly improved sequentially •Revenue per loaded mile recovers slightly sequentially as freight mix normalizes •Tractor count and utilization largely stable sequentially in Q3 Guidance Assumptions Less-than- Truckload •Revenue, excluding fuel surcharge, growth between 20-25% year-over-year in Q3, as we lap the DHE acquisition in July •Adjusted OR improves 100-200 basis points sequentially in Q3 as cost initiatives and operating leverage overcomes normal seasonal degradation Logistics •Load count improves high single-digit % sequentially •Operating loss improves sequentially in Q3 driven by cost initiatives and volume leverage •Revenue and Adjusted Operating Ratio fairly stable sequentially in Q3 Intermodal •All Other segments operating income, before including the $11.7M quarterly intangible amortization, approximately $15M to $20M in Q3; and a Q4 sequential step down similar to Q4 in prior year •Gain on sale to be in the range of $18M to $23M in Q3 •Net interest expense fairly stable sequentially in Q3 •Net cash capital expenditures for the full year 2025 expected range of $525M - $575M •Effective tax rate on our adjusted results of approximately 27.0% to 28.0% for Q3 Other Areas

Appendix

13 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 1,861,940 $ 1,846,654 $ 3,686,302 $ 3,669,121 Total operating expenses (1,789,324) (1,783,194) (3,547,023) (3,585,106) Operating income $ 72,616 $ 63,460 $ 139,279 $ 84,015 Operating ratio 96.1% 96.6% 96.2% 97.7 % Non-GAAP Presentation Total revenue $ 1,861,940 $ 1,846,654 $ 3,686,302 $ 3,669,121 Truckload and LTL fuel surcharge (189,739) (204,953) (381,138) (414,606) Revenue, excluding truckload and LTL fuel surcharge 1,672,201 1,641,701 3,305,164 3,254,515 Total operating expenses 1,789,324 1,783,194 3,547,023 3,585,106 Adjusted for: Truckload and LTL fuel surcharge (189,739) (204,953) (381,138) (414,606) Amortization of intangibles 3 (19,621) (18,544) (39,249) (37,087) Impairments 4 (10,584) (5,877) (10,612) (9,859) Legal accruals 5 — (265) (261) (1,828) Severance expense 6 (941) (373) (941) (7,219) Adjusted Operating Expenses 1,568,439 1,553,182 3,114,822 3,114,507 Adjusted Operating Income $ 103,762 $ 88,519 $ 190,342 $ 140,008 Adjusted Operating Ratio 93.8% 94.6% 94.2% 95.7 % Non-GAAP Reconciliation

14 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of the LTL division of DHE prior to its acquisition by Knight-Swift on July 30, 2024 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 4 "Impairments" reflects the non-cash impairment: • Second quarter 2025 impairments reflects non-cash impairments related to certain real property owned and leased (within the Truckload Segment). First quarter 2025 reflects non-cash impairments related to certain real property leases (within the Truckload segment). • Second quarter 2024 reflects the non-cash impairments of building improvements, certain revenue equipment held for sale, leases, and other equipment (within the Truckload segment and All Other Segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2025 legal expense reflects the increased estimated exposures for an accrued legal matter based on a recent settlement agreement. • First and second quarters 2024 legal expense reflect the increased estimated exposures for an accrued legal matter based on a recent settlement agreement. 6 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed statements of comprehensive income. Non-GAAP Reconciliation

15 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7 For the second quarter of 2025, an adjusted effective tax rate of 28.0% was applied in our Adjusted EPS calculation. For the year-to-date period ending June 30, 2025, an adjusted effective tax rate of 26.9% was applied in our Adjusted EPS calculation. For the second quarter of 2024, an adjusted effective tax rate of 31.1% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending June 30, 2024, an adjusted effective tax rate of 27.7% was applied in our adjusted EPS calculation to exclude certain discrete items. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2025 2024 2025 2024 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 34,243 $ 20,300 $ 64,882 $ 17,665 Adjusted for: Income tax expense attributable to Knight-Swift 13,993 11,790 24,296 8,116 Income before income taxes attributable to Knight-Swift 48,236 32,090 89,178 25,781 Amortization of intangibles 3 19,621 18,544 39,249 37,087 Impairments 4 10,584 5,877 10,612 9,859 Legal accruals 5 — 265 261 1,828 Severance expense 6 941 373 941 7,219 Adjusted income before income taxes 79,382 57,149 140,241 81,774 Provision for income tax expense at effective rate 7 (22,203) (17,774) (37,690) (22,625) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 57,179 $ 39,375 $ 102,551 $ 59,149 Non-GAAP Reconciliation

16 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, 2025 2024 2025 2024 GAAP: Earnings per diluted share $ 0.21 $ 0.13 $ 0.40 $ 0.11 Adjusted for: Income tax expense attributable to Knight-Swift 0.09 0.07 0.15 0.05 Income before income taxes attributable to Knight-Swift 0.30 0.20 0.55 0.16 Amortization of intangibles 3 0.12 0.11 0.24 0.23 Impairments 4 0.07 0.04 0.07 0.06 Legal accruals 5 — — — 0.01 Severance expense 6 0.01 — 0.01 0.04 Adjusted income before income taxes 0.49 0.35 0.86 0.50 Provision for income tax expense at effective rate 7 (0.14) (0.11) (0.23) (0.14) Non-GAAP: Adjusted EPS $ 0.35 $ 0.24 $ 0.63 $ 0.36 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 For the second quarter of 2025, an adjusted effective tax rate of 28.0% was applied in our Adjusted EPS calculation. For the year-to-date period ending June 30, 2025, an adjusted effective tax rate of 26.9% was applied in our Adjusted EPS calculation. For the second quarter of 2024, an adjusted effective tax rate of 31.1% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the year-to-date period ending June 30, 2024, an adjusted effective tax rate of 27.7% was applied in our adjusted EPS calculation to exclude certain discrete items. djusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Non-GAAP Reconciliation

17 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, Truckload Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 1,214,036 $ 1,264,237 $ 2,406,586 $ 2,527,252 Total operating expenses (1,168,616) (1,240,754) (2,316,566) (2,480,622) Operating income $ 45,420 $ 23,483 $ 90,020 $ 46,630 Operating ratio 96.3% 98.1% 96.3% 98.2 % Non-GAAP Presentation Total revenue $ 1,214,036 $ 1,264,237 $ 2,406,586 $ 2,527,252 Fuel surcharge (140,611) (161,570) (284,867) (330,091) Intersegment transactions (125) 123 (336) (320) Revenue, excluding fuel surcharge and intersegment transactions 1,073,300 1,102,790 2,121,383 2,196,841 Total operating expenses 1,168,616 1,240,754 2,316,566 2,480,622 Adjusted for: Fuel surcharge (140,611) (161,570) (284,867) (330,091) Intersegment transactions (125) 123 (336) (320) Amortization of intangibles 2 (1,775) (1,775) (3,550) (3,550) Impairments 3 (10,584) (5,555) (10,612) (8,654) Legal accruals 4 — 30 (82) 30 Severance 5 (625) (373) (625) (1,466) Adjusted Operating Expenses 1,014,896 1,071,634 2,016,494 2,136,571 Adjusted Operating Income $ 58,404 $ 31,156 $ 104,889 $ 60,270 Adjusted Operating Ratio 94.6% 97.2% 95.1% 97.3% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. Non-GAAP Reconciliation

18 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, LTL Segment 2 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Total revenue $ 386,854 $ 306,478 $ 739,255 $ 588,600 Total operating expenses (368,521) (273,429) (708,228) (535,264) Operating income $ 18,333 $ 33,049 $ 31,027 $ 53,336 Operating ratio 95.3% 89.2% 95.8% 90.9 % Non-GAAP Presentation Total revenue $ 386,854 $ 306,478 $ 739,255 $ 588,600 Fuel surcharge (49,128) (43,383) (96,271) (84,515) Revenue, excluding fuel surcharge 337,726 263,095 642,984 504,085 Total operating expenses 368,521 273,429 708,228 535,264 Adjusted for: Fuel surcharge (49,128) (43,383) (96,271) (84,515) Amortization of intangibles 3 (5,020) (3,920) (10,047) (7,840) Adjusted Operating Expenses 314,373 226,126 601,910 442,909 Adjusted Operating Income $ 23,353 $ 36,969 $ 41,074 $ 61,176 Adjusted Operating Ratio 93.1% 85.9% 93.6% 87.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. Non-GAAP Reconciliation

19 Quarter Ended June 30, Year-to-Date June 30, Logistics Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 128,298 $ 131,700 $ 269,919 $ 258,429 Total operating expenses (122,751) (126,941) (259,229) (251,197) Operating income $ 5,547 $ 4,759 $ 10,690 $ 7,232 Operating ratio 95.7% 96.4% 96.0% 97.2 % Non-GAAP Presentation Revenue $ 128,298 $ 131,700 $ 269,919 $ 258,429 Total operating expenses 122,751 126,941 259,229 251,197 Adjusted for: Amortization of intangibles 2 (1,164) (1,164) (2,328) (2,328) Adjusted Operating Expenses 121,587 125,777 256,901 248,869 Adjusted Operating Income $ 6,711 $ 5,923 $ 13,018 $ 9,560 Adjusted Operating Ratio 94.8% 95.5% 95.2% 96.3 % Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

20 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended June 30, Year-to-Date June 30, Intermodal Segment 2025 2024 2025 2024 GAAP Presentation (Dollars in thousands) Revenue $ 84,065 $ 97,528 $ 175,168 $ 185,513 Total operating expenses (87,494) (99,245) (180,409) (192,138) Operating loss $ (3,429) $ (1,717) $ (5,241) $ (6,625) Operating ratio 104.1% 101.8% 103.0% 103.6% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation